UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

MIRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38981	83-1281555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Tower Lane, Suite 150, Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 667-4085

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each exchange on which registered
Common Stock, par value $0.0001 per share	MIRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 31, 2023 (the “Asset Purchase Closing”), Mirum Pharmaceuticals, Inc. (the “Company”) completed the acquisition of substantially all of the assets of Travere Therapeutics, Inc. (“Travere”) that are primarily related to the development, manufacture (including synthesis, formulation, finishing or packaging) and commercialization of Chenodal and Cholbam (also known as Kolbam, and together with Chenodal, the “Products”) pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), dated July 16, 2023, by and between the Company and Travere. Under the terms of the Purchase Agreement, the Company paid an upfront purchase price of $210,000,000 in cash to Travere at the Asset Purchase Closing using cash and cash equivalents from the Company’s balance sheet. The Company may pay Travere up to $235,000,000 after the Asset Purchase Closing, upon the achievement of certain milestones based on specified amounts of annual net sales (tiered from $125,000,000 to $500,000,000) of the Products (the “Milestone Payments”).

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which was attached to the Current Report on Form 8-K filed by the Company on July 17, 2023, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On August 31, 2023 (the “Private Placement Closing”), immediately prior to the Asset Purchase Closing, the Company completed the private sale to certain investors (the “PIPE Investors”) of shares of the Company’s common stock, par value $0.0001 per share (the “PIPE Shares”) for an aggregate purchase price of approximately $210,000,000 at a price per share equal to $26.25, the closing price of the Company’s common stock on July 14, 2023 (the “Private Placement”). The Private Placement was completed pursuant to subscription agreements (the “Subscription Agreements”) by and among the Company and the PIPE Investors.

The issuance and sale of the PIPE Shares to the PIPE Investors pursuant to the Subscription Agreements was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the issuance and sale was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

At the Private Placement Closing, pursuant to the Subscription Agreements, the Company entered into registration rights agreements (the “Registration Rights Agreements”) with the PIPE Investors. Pursuant to the Registration Rights Agreements, the Company has agreed to file a registration statement registering the PIPE Shares for resale by the PIPE Investors. The Company has agreed to file such registration statement on or prior to the 45th calendar day following the date of the Private Placement Closing.

The foregoing descriptions of the Subscription Agreements and the Registration Rights Agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of Subscription Agreement and the form of Registration Rights Agreement, copies of which were filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by the Company on August 7, 2023, and Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on July 17, 2023, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 5, 2023, the Company issued a press release regarding the Asset Purchase Closing and the Private Placement Closing, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,”

“expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may” and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. Such forward-looking statements, including those regarding the timing and amount of any Milestone Payments, involve risks and uncertainties. The Company’s experience and results may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the factors discussed in the Company’s filings with the SEC, which include its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

All forward-looking statements made herein are based on information currently available to the Company as of the date of this Report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company intends to file financial statements in accordance with Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Company intends to file pro forma financial information in accordance with Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated July 16, 2023, by and between Mirum Pharmaceuticals, Inc., and Travere Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on July 17, 2023)*‡

99.1	Press Release, dated September 5, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain confidential information contained in this Exhibit, marked in brackets, has been omitted, because it is both not material and of the type of information that the registrant treats as private or confidential.

‡	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRUM PHARMACEUTICALS, INC.

Date: September 5, 2023	By:	/s/ Christopher Peetz
Christopher Peetz
President and Chief Executive Officer